EXHIBIT 10.1

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 24b-2

PURCHASE AGREEMENT NUMBER PA-03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Relating to Boeing Model 737-8 and 737-9 Aircraft

HAZ-PA-03791	PA Page 1
BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A.	737-8 Aircraft Information Table
1B.	737-9 Aircraft Information Table

EXHIBIT
A1.	737-8 Aircraft Configuration
A2.	737-9 Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment - Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	[*], Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078	Advance Payment Matters
LA-1208079	[*]
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083	[*]
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087	Open Matters for 737-8 and 737-9 Aircraft
LA-1208088	Performance Matters
LA-1208089	[*]
LA-1208090	Special Matters
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	PA Page 2
BOEING PROPRIETARY

LA-1208958	[*]
LA-1208963	[*]
LA-1209052	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	PA Page 3
BOEING PROPRIETARY

Purchase Agreement No. PA-03791

between

The Boeing Company

and

Air Lease Corporation

This Purchase Agreement No. PA-03791 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 737-8 and 737-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as HAZ-AGTA (AGTA).

1.         Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft), (collectively, the Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described in Exhibit A1 and Exhibit A2 in the quantities listed in Table 1A and Table 1B (collectively Table 1)  to the Purchase Agreement.

2.         Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.         Price.

3.1       Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2       Advance Payment Base Prices.  The Advance Payment Base Prices listed in Table 1 were calculated using the 737-8 Airframe Price and average optional features price as of the date of this Purchase Agreement escalated at a rate of [*] to the scheduled delivery year.

4.         Payment.

4.1       Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	PA Page 4
BOEING PROPRIETARY

4.2       The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*], less the Deposit, on the effective date of the Purchase Agreement for the Aircraft.  Additional advance payments for each Aircraft are due as specified in and on the first business day of the months listed in the attached Table 1.

4.3       For any Aircraft whose scheduled month of delivery is less than twenty-four (24) months from the date of this Purchase Agreement, the total amount of advance payments due for payment upon signing of this Purchase Agreement will include all advance payments which are past due in accordance with the standard advance payment schedule set forth in paragraph 4.2 above.

4.4       Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5.         Additional Terms.

5.1       Aircraft Information Table.  Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2       Escalation Adjustment/Airframe and Optional Features.  Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3       Buyer Furnished Equipment Variables.  Supplemental Exhibit BFE1 contains supplier selection dates, on dock dates and other variables applicable to the Aircraft.

5.4       Customer Support Variables.  Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer’s fleet are described in Supplemental Exhibit CS1.

5.5       [*].  Supplemental Exhibit EE1 contains the applicable [*], the engine warranty and the engine patent indemnity for the Aircraft.

5.6       Service Life Policy Component Variables.  Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7       Public Announcement.  Boeing reserves the right to make a public announcement regarding Customer’s purchase of the Aircraft upon approval of Boeing’s press release by Customer’s public relations department or other authorized representative.

5.8       Negotiated Agreement; Entire Agreement.  This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	PA Page 5
BOEING PROPRIETARY

EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, has been the subject of discussion and negotiation and is understood by the parties; the Aircraft Price and other agreements of the parties stated in this Purchase Agreement were arrived at in consideration of such provisions.  This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties.

AGREED AND ACCEPTED this

July 3, 2012
Date

THE BOEING COMPANY	AIR LEASE CORPORATION

/s/ Katherine B. Gunal	/s/ Grant Levy
Signature	Signature

Katherine B. Gunal	Grant Levy
Printed name	Printed name

Attorney-in-fact	Executive Vice President
Title	Title

HAZ-PA-03791	PA Page 6
BOEING PROPRIETARY

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2017	1	43294**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43295**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43296**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	60387	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43297** 43298**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	43328**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43302**	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43301	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43303, 60388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43305 43306	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43307 43315	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43311 43312	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43320 43321	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43325 43327*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43347 43329* 43330	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	43331 43332*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43335 43334	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	3	43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1A	Enclosure 2
to Purchase Agreement No. 03791
737-8 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43392	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

* [*]

** [*]

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)	4Q11 External Fcst~4Q11 External Fcst - Engines
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:		[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:		[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2020	1	43322*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43326, 60389	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43333	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43314	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43337*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	43339	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43353*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43356	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	2	43360, 60390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43365	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43371*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43374	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43379	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

Table 1B	Enclosure 3
to Purchase Agreement No. PA-03791
737-9 Aircraft Delivery, Description, Price and Advance Payments

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	Adv Payment Base
Date	Aircraft	No.	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	43381	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43393	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43385	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43389*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43346	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43391	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	43348	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	22

[*]

* [*]

737-8 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A1 to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA1	EXA Page 1
BOEING PROPRIETARY

Exhibit A1

AIRCRAFT CONFIGURATION

Dated __________, 2012

relating to

BOEING MODEL 737-8 AIRCRAFT

The content of this Exhibit A1 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03791-LA-1208087 to the Purchase Agreement, entitled “Open Matters for 737-8 and 737-9 Aircraft”.

HAZ-PA-03791-EXA1	EXA Page 2
BOEING PROPRIETARY

737-9 AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit A2 to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXA2	EXA Page 1
BOEING PROPRIETARY

Exhibit A2

AIRCRAFT CONFIGURATION

Dated __________, 2012

relating to

BOEING MODEL 737-9 AIRCRAFT

The content of this Exhibit A2 will be defined pursuant to the provisions of Letter Agreement HAZ-PA-03791-LA-1208087 to the Purchase Agreement, entitled “Open Matters for 737-8 and 737-9 Aircraft”.

HAZ-PA-03791-EXA2	EXA Page 2
BOEING PROPRIETARY

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Exhibit B to Purchase Agreement Number PA-03791

HAZ-PA-03791-EXB	EXB Page 1
BOEING PROPRIETARY

Exhibit B

AIRCRAFT DELIVERY REQUIREMENTS AND RESPONSIBILITIES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

Both Boeing and Customer have certain documentation and approval responsibilities at various times during the construction cycle of Customer’s Aircraft that are critical to making the delivery of each Aircraft a positive experience for both parties.  This Exhibit B documents those responsibilities and indicates recommended completion deadlines for the actions to be accomplished.

1.            GOVERNMENT DOCUMENTATION REQUIREMENTS.

Certain actions are required to be taken by Customer in advance of the scheduled delivery month of each Aircraft with respect to obtaining certain government issued documentation.

1.1         Airworthiness and Registration Documents.  Not later than [*] prior to delivery of each Aircraft, Customer will notify Boeing of the registration number to be painted on the side of the Aircraft.  In addition, and not later than [*] prior to delivery of each Aircraft, Customer will, by letter to the regulatory authority having jurisdiction, authorize the temporary use of such registration numbers by Boeing during the pre-delivery testing of the Aircraft.

Customer is responsible for furnishing any Temporary or Permanent Registration Certificates required by any governmental authority having jurisdiction to be displayed aboard the Aircraft after delivery.

1.2         Certificate of Sanitary Construction.

1.2.1    U.S. Registered Aircraft.  Boeing will obtain from the United States Public Health Service, a United States Certificate of Sanitary Construction to be displayed aboard each Aircraft after delivery to Customer.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.2.2    Non-U.S. Registered Aircraft.  If Customer requires a United States Certificate of Sanitary Construction at the time of delivery of the Aircraft, Customer will give written notice thereof to Boeing at least [*] prior to delivery.  Boeing will then use commercially reasonable efforts to obtain the Certificate from the United States Public Health Service and present it to Customer at the time of Aircraft delivery.  The above Boeing obligation only applies to commercial passenger-configured aircraft.

1.3         Customs Documentation.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXB	EXB Page 2
BOEING PROPRIETARY

1.3.1    Import Documentation.  If the Aircraft is intended to be exported from the United States, Customer must notify Boeing not later than [*] prior to delivery of each Aircraft of any documentation required by the customs authorities or by any other agency of the country of import.

1.3.2    General Declaration - U.S.  If the Aircraft is intended to be exported from the United States, Boeing will prepare Customs Form 7507, General Declaration, for execution by U.S. Customs immediately prior to the ferry flight of the Aircraft. For this purpose, Customer will furnish to Boeing not later than [*] prior to delivery all information required by U.S. Customs and Border Protection, including without limitation (i) a complete crew and passenger list identifying the names, birth dates, passport numbers and passport expiration dates of all crew and passengers and (ii) a complete ferry flight itinerary, including point of exit from the United States for the Aircraft.

If Customer intends, during the ferry flight of an Aircraft, to land at a U.S. airport after clearing Customs at delivery, Customer must notify Boeing not later than [*] prior to delivery of such intention.  If Boeing receives such notification, Boeing will provide to Customer the documents constituting a Customs permit to proceed, allowing such Aircraft to depart after any such landing.  Sufficient copies of completed Form 7507, along with passenger manifest, will be furnished to Customer to cover U.S. stops scheduled for the ferry flight.

1.3.3    Export Declaration - U.S.  If the Aircraft is intended to be exported from the United States following delivery, and (i) Customer is a non-U.S. customer, Boeing will file an export declaration electronically with U.S. Customs and Border Protection (CBP), or (ii) Customer is a U.S. customer, it is the responsibility of the U.S. customer, as the exporter of record, to file the export declaration with CBP.

2.            Insurance Certificates.

Unless provided earlier, Customer or Customer’s Lessee will provide to Boeing [*], prior to delivery of the first Aircraft, a copy of the requisite annual insurance certificate in accordance with the requirements of Article 8 of the AGTA.

3.            NOTICE OF FLYAWAY CONFIGURATION.

Not later than [*] prior to delivery of the Aircraft, Customer will provide to Boeing a configuration letter stating the requested “flyaway configuration” of the Aircraft for its ferry flight.  This configuration letter should include:

(i)                                  the name of the company which is to furnish fuel for the ferry flight and any scheduled post-delivery flight training (planned to be conducted during the ferry flight), the method of payment for such fuel, and fuel load for the ferry flight;

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXB	EXB Page 3
BOEING PROPRIETARY

(ii)                              the cargo to be loaded and where it is to be stowed on board the Aircraft, the address where cargo is to be shipped after flyaway and notification of any hazardous materials requiring special handling;

(iii)                          any BFE equipment to be removed prior to flyaway and returned to Boeing BFE stores for installation on Customer’s subsequent Aircraft;

(iv)                          a complete list of names and citizenship of each crew member and non-revenue passenger who will be aboard the ferry flight; and

(v)                              a complete ferry flight itinerary.

4.            DELIVERY ACTIONS BY BOEING.

4.1         Schedule of Inspections.  All FAA, Boeing, Customer and, if required, U.S. Customs Bureau inspections will be scheduled by Boeing for completion prior to delivery or departure of the Aircraft.  Customer will be informed of such schedules.

4.2         Schedule of Demonstration Flights.  All FAA and Customer demonstration flights will be scheduled by Boeing for completion prior to delivery of the Aircraft.

4.3         Schedule for Customer’s Flight Crew.  Boeing will inform Customer of the date that a flight crew is required for acceptance routines associated with delivery of the Aircraft.

4.4         Fuel Provided by Boeing.  Boeing will provide to Customer, without charge, the amount of fuel shown in U.S. gallons in the table below for the model of Aircraft being delivered and full capacity of engine oil at the time of delivery or prior to the ferry flight of the Aircraft.

Aircraft Model	Fuel Provided
737	[*]
747	[*]
757	[*]
767	[*]
777	[*]
787	[*]

4.5         Flight Crew and Passenger Consumables.  Boeing will provide reasonable quantities of food, coat hangers, towels, toilet tissue, drinking cups and soap for the first segment of the ferry flight for the Aircraft.

4.6      Delivery Papers, Documents and Data.  Boeing will have available at the time of delivery of the Aircraft certain delivery papers, documents and data for execution and delivery.  If title for the Aircraft will be transferred to Customer through a Boeing

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EXB	EXB Page 4
BOEING PROPRIETARY

subsidiary and if the Aircraft will be registered with the FAA, Boeing will pre-position in Oklahoma City, Oklahoma, for filing with the FAA at the time of delivery of the Aircraft an executed original Form 8050-2, Aircraft Bill of Sale, indicating transfer of title to the Aircraft from Boeing’s subsidiary to Customer.

4.7         Delegation of Authority.  If specifically requested in advance by Customer, Boeing will present a certified copy of a Resolution of Boeing’s Board of Directors, designating and authorizing certain persons to act on its behalf in connection with delivery of the Aircraft.

5.            DELIVERY ACTIONS BY CUSTOMER.

5.1         Aircraft Radio Station License.  At delivery Customer will provide its Aircraft Radio Station License to be placed on board the Aircraft following delivery.

5.2         Aircraft Flight Log.  At delivery Customer will provide the Aircraft Flight Log for the Aircraft.

5.3         Delegation of Authority.  Customer will present to Boeing at delivery of the Aircraft an original or certified copy of Customer’s Delegation of Authority designating and authorizing certain persons to act on its behalf in connection with delivery of the specified Aircraft.

5.4         TSA Waiver Approval.  Customer may be required to have an approved Transportation Security Administration (TSA) waiver for the ferry flight depending upon the Customer’s en-route stop(s) and destination unless the Customer already has a TSA approved security program in place.  Customer is responsible for application for the TSA waiver and obtaining TSA approval.  Customer will provide a copy of the approved TSA waiver to Boeing upon arrival at the Boeing delivery center.

5.5         Electronic Advance Passenger Information System.  Should the ferry flight of an Aircraft leave the United States, the Department of Homeland Security office requires Customer to comply with the Electronic Advance Passenger Information System (eAPIS).  Customer needs to establish their own account with US Customs and Border Protection in order to file for departure.  A copy of the eAPIS forms is to be provided by Customer to Boeing upon arrival of Customer’s acceptance team at the Boeing delivery center.

HAZ-PA-03791-EXB	EXB Page 5
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit AE1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-AE1	AE1 Page 1
BOEING PROPRIETARY

ESCALATION ADJUSTMENT

AIRFRAME AND OPTIONAL FEATURES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

1.            Formula.

Airframe and Optional Features price adjustments (Airframe Price Adjustment) are used to allow prices to be stated in current year dollars at the signing of this Purchase Agreement and to adjust the amount to be paid by Customer at delivery for the effects of economic fluctuation.  The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

Pa = [*]

Where:

Pa =       [*]

P =        [*]

L =  [*]

Where:

ECIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement);

ECI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Employment Cost Index for NAICS Manufacturing – Total Compensation (BLS Series ID CIU2013000000000I), calculated by establishing a three (3) month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.  As the Employment Cost Index values are only released on a quarterly basis, the value released for the first quarter will be used for the months of January, February, and March; the value released for the second quarter will be used for the months of April, May, and June; the value released for the third quarter will be used for the months of July, August, and September; the value released for the fourth quarter will be used for the months of October, November, and December.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-AE1	AE1 Page 2
BOEING PROPRIETARY

M = [*]

Where:

CPIb is the base year airframe escalation index (as set forth in Table 1 of this Purchase Agreement); and

CPI is a value determined using the U.S. Department of Labor, Bureau of Labor Statistics, Consumer Price Index – All Urban Consumers (BLS Series ID CUUR0000SA0), calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the month of scheduled delivery of the applicable Aircraft.

As an example, for an Aircraft scheduled to be delivered in the month of July, the months of June, July, and August of the preceding year will be utilized in determining the value of ECI and CPI.

Note:

(i)           In determining the values of L and M, all calculations and resulting values will be expressed as a decimal rounded to the nearest ten-thousandth.

(ii)          [*]

(iii)         [*]

(iv)         The [*] (base year indices) are the actual average values reported by the U.S. Department of Labor, Bureau of Labor Statistics.  The actual average values are calculated as a three (3) month arithmetic average of the released monthly values (expressed as a decimal and rounded to the nearest tenth) using the values for the 11th, 12th, and 13th months prior to the airframe base year.  The applicable base year and corresponding denominator is provided by Boeing in Table 1 of this Purchase Agreement.

(v)          The final value of Pa will be rounded to the nearest dollar.

(vi)         The Airframe Price Adjustment will not be made if it will result in a decrease in the Aircraft Basic Price.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-AE1	AE1 Page 3
BOEING PROPRIETARY

2.            Values to be Utilized in the Event of Unavailability.

2.1         If the Bureau of Labor Statistics substantially revises the methodology used for the determination of the values to be used to determine the ECI and CPI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Airframe Price Adjustment, the parties will, prior to the delivery of any such Aircraft, select a substitute from other Bureau of Labor Statistics data or similar data reported by non-governmental organizations.  Such substitute will result in the same adjustment, insofar as possible, as would have been calculated utilizing the original values adjusted for fluctuation during the applicable time period.  However, if within twenty-four (24) months after delivery of the Aircraft, the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of the Aircraft.

2.2         Notwithstanding Article 2.1 above, if prior to the scheduled delivery month of an Aircraft the Bureau of Labor Statistics changes the base year for determination of the ECI and CPI values as defined above, such re-based values will be incorporated in the Airframe Price Adjustment calculation.

2.3         In the event escalation provisions are made non-enforceable or otherwise rendered void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Aircraft Price of any affected Aircraft to reflect an allowance for increases or decreases consistent with the applicable provisions of paragraph 1 of this Supplemental Exhibit AE1 in labor compensation and material costs occurring since August of the year prior to the price base year shown in the Purchase Agreement.

2.4         If within twelve (12) months of Aircraft delivery, the published index values are revised due to an acknowledged error by the Bureau of Labor Statistics, the Airframe Price Adjustment will be re-calculated using the revised index values (this does not include those values noted as preliminary by the Bureau of Labor Statistics).  A credit memorandum or supplemental invoice will be issued for the Airframe Price Adjustment difference. [*]

Note:

(i)           The values released by the Bureau of Labor Statistics and available to Boeing thirty (30) days prior to the first day of the scheduled delivery month of an Aircraft will be used to determine the ECI and CPI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment for the Aircraft invoice at the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-AE1	AE1 Page 4
BOEING PROPRIETARY

time of delivery.  The values will be considered final and no Airframe Price Adjustments will be made after Aircraft delivery for any subsequent changes in published Index values, subject always to paragraph 2.4 above.

(ii)          The maximum number of digits to the right of the decimal after rounding utilized in any part of the Airframe Price Adjustment equation will be four (4), where rounding of the fourth digit will be increased to the next highest digit when the 5th digit is equal to five (5) or greater.

HAZ-PA-03791-AE1	AE1 Page 5
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

Air Lease Corporation

Supplemental Exhibit BFE1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-BFE1	BFE1 Page 1
BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

This Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other requirements applicable to the Aircraft.

1.            Supplier Selection.

Customer will:

Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

Galley System	[*]

Galley Inserts	[*]

Seats (passenger)	[*]

Overhead & Audio System	[*]

In-Seat Video System	[*]

Miscellaneous Emergency Equipment	[*]

Cargo Handling Systems* (Single Aisle Programs only)	[*]

*[*]

**[*]

Customer will enter into initial agreements with the selected Galley System, Galley Inserts, Seats, and In-Seat Video System suppliers on or before [*] after the above supplier selection dates to actively participate with Customer and Boeing in coordination actions including the Initial Technical Coordination Meeting (ITCM).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-BFE1	BFE1 Page 2
BOEING PROPRIETARY

2.         On-dock Dates and Other Information.

On or before [*] prior to delivery, Boeing will provide to Customer the BFE Requirements electronically through My Boeing Fleet (MBF in My Boeing Configuration (MBC).  These requirements may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions and other requirements relating to the in-sequence installation of BFE.  For planning purposes, preliminary BFE on-dock dates are set forth below:

For planning purposes, preliminary BFE on-dock dates:

Scheduled Month/Year of Delivery:	Qty	Seats	Galleys / Furnishings	Antennas & Mounting Equipment	Avionics	Cabin Systems Equipment	Miscellaneous/ Emergency Equipment	Textiles / Raw Material	Cargo Systems	Provision Kits	Radomes
[*]	16	[*]
[*]	4
[*]	33
[*]	32
[*]	15
Total	100

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-BFE1		BFE1 Page 3
BOEING PROPRIETARY

3.         Additional Delivery Requirements - Import.

Customer will be the “importer of record” (as defined by the U.S. Customs and Border Protection) for all BFE imported into the United States, and as such, it has the responsibility to ensure all of Customer’s BFE shipments comply with U.S. Customs Service regulations.  In the event Customer requests Boeing, in writing, to act as importer of record for Customer’s BFE, and Boeing agrees to such request,  Customer is responsible for ensuring Boeing can comply with all U.S. Customs Import Regulations by making certain that, at the time of shipment, all BFE shipments comply with the requirements in the “International Shipment Routing Instructions”, including the Customs Trade Partnership Against Terrorism (C-TPAT), as set out on the Boeing website referenced below.  Customer agrees to include the International Shipment Routing Instructions, including C-TPAT requirements, in each contract between Customer and BFE supplier.

http://www.boeing.com/companyoffices/doingbiz/supplier_portal/index_general.html

HAZ-PA-03791-BFE1		BFE1 Page 4
BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit CS1-1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-CS1-1	CS1-1 Page 1 BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.                                   Maintenance Training.

1.1                          Airplane General Familiarization Course; one (1) class of twenty-four (24) students;

1.2                          Mechanical/Power Plant Systems Course; two (2) classes of fifteen (15) students;

1.3                          Electrical Systems Course; two (2) classes of fifteen (15) students;

1.4                          Avionics Systems Course; two (2) classes of fifteen (15) students;

1.5                          Corrosion Prevention & Control Course; one (1) class of ten (10) students;

1.6                          Aircraft Rigging Course; one (1) class of six (6) students;

1.7                          Composite Repair for Technicians - Basic; one (1) class of eight (8) students;

1.8                          Training materials will be provided to each student.  In addition, one set of training materials used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.                                   Flight Training.

2.1                          Transition training for six (6) flight crews (12 pilots) in two (2) classes [1 Aircraft]; OR Transition training for eight (8) flight crews (16 pilots) in two (2) classes [>2 Aircraft].  The training will consist of ground school (utilizing computer based training), fixed base simulator, full flight simulator and actual aircraft training on Customer’s Aircraft.

2.2                          Flight Dispatcher training; one (1) class of six (6) students [1 Aircraft]; OR Flight Dispatcher training; two (2) classes of six (6) students [>2 Aircraft].

2.3                          Flight Attendant training; one (1) class of twelve (12) students [1 Aircraft]; OR Flight Attendant training; two (2) classes of twelve (12) students [>2 Aircraft].

2.4                          Performance Engineer training in Boeing’s regularly scheduled courses; schedules are published twice yearly.

HAZ-PA-03791-CS1-1	CS1-1 Page 2 BOEING PROPRIETARY

2.5                          Training materials will be provided to each student.  In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

2.6                          Additional Flight Operations Services:

(i)           Boeing flight crew personnel to assist in ferrying the first aircraft to Customer’s main base;

(ii)          Instructor pilots for sixty (60) calendar days for revenue service training assistance [1 Aircraft]; OR Instructor pilots for ninety (90) calendar days for revenue service training assistance [>2 Aircraft]

(iii)         An instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

3.                                   Planning Assistance.

3.1                          Maintenance Engineering.  Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1             Maintenance Planning Assistance.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.2             ETOPS Maintenance Planning Assistance. Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.3             GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4             Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

HAZ-PA-03791-CS1-1	CS1-1 Page 3 BOEING PROPRIETARY

3.2                          Spares.

(i)	Recommended Spares Parts List (RSPL). A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)	Illustrated Parts Catalog (IPC). A customized IPC in accordance with ATA 100 will be provided.

(iii)

Provisioning Training. Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available. Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)	Spares Provisioning Conference. A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.                                   Technical Data and Documents.

4.1                          Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual

Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviation Guide

Flight Crew Training Manual

Fault Reporting Manual

Jet Transport Performance Methods

FMC Supplementary Data Document

Operational Performance Software

ETOPS Guide Vol. III

4.2                          Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual – Chapter 20

Standard Wiring Practices Manual – Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fault Isolation Manual

Fuel Measuring Stick Manual

HAZ-PA-03791-CS1-1	CS1-1 Page 4 BOEING PROPRIETARY

Powerplant Buildup Manual (except Rolls Royce)

All Operators Letters

Service Letters

Structural Item Interim Advisory

Combined Index

Maintenance Tips

4.3                          Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

ETOPS Guide Vol. II

ETOPS Configuration, Maintenance and Procedures

4.4                          Spares.

Illustrated Parts Catalog

Standards Books

4.5                          Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Illustrated Tool and Equipment Manual

Airplane Recovery Document

Airplane Characteristics for Airport Planning Document

Airplane Rescue and Fire Fighting Information

Engine Ground Handling Document

ETOPS Guide Vol. I

4.6                          Supplier Technical Data.

Service Bulletins and Index

Ground Support Equipment List

Component Maintenance Manuals

Publications Index

Product Support Supplier Directory

Assembly Drawings

Spare Part Price Catalog

Overhaul Manual/Component Maintenance Manual Index

Supplier Product Support and Assurance Agreements Documents (Vol. I & II)

HAZ-PA-03791-CS1-1	CS1-1 Page 5 BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit CS1-2

to Purchase Agreement Number PA-03791

HAZ-PA-03791-CS1-2	CS1-2 Page 1 BOEING PROPRIETARY

CUSTOMER SUPPORT VARIABLES

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

Customer and Boeing will conduct planning conferences approximately twelve (12) months prior to delivery of the first Aircraft, or as mutually agreed, in order to develop and schedule a customized Customer Support Program to be furnished by Boeing in support of the Aircraft.

The customized Customer Services Program will be based upon and equivalent to the entitlements summarized below.

1.                                   Maintenance Training.

1.1                          Mechanical/Power Plant Course; one (1) class of fifteen (15) students;

1.2                          Electrical Systems Course; one (1) class of fifteen (15) students;

1.3                          Avionics Systems Course; one (1) class of fifteen (15) students;

1.4                          Aircraft Rigging Course; one (1) class of six (6) students;

1.5                          Advanced Composite Repair Course; one (1) class of eight (8) students.

1.6                          Training materials will be provided to each student.  In addition, one set of training materials as used in Boeing’s training program, including visual aids, Computer Based Training Courseware, instrument panel wall charts, text/graphics, video programs, etc. will be provided for use in Customer’s own training program.

2.                                   Flight Training.

2.1                          Boeing will provide one classroom course to acquaint up to eight (8) students (four (4) flight crews) with operational, systems and performance differences between Customer’s newly-purchased Aircraft and an aircraft of the same model currently operated by Customer.

2.2                          Training materials will be provided to each student.  In addition, one set of training materials as used in Boeing’s training program, including Computer Based Training Courseware, instrument panel wall charts, Flight Attendant Manuals, etc. will be provided for use in Customer’s own training program.

3.                                   Planning Assistance.

3.1                          Maintenance Engineering.  Notwithstanding anything in Exhibit B to the AGTA seemingly to the contrary, Boeing will provide the following Maintenance Engineering support:

3.1.1             Maintenance Planning Assistance.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

HAZ-PA-03791-CS1-2	CS1-2 Page 2 BOEING PROPRIETARY

3.1.2             ETOPS Maintenance Planning Assistance.  Upon request, Boeing will provide one (1) on site visit to Customer’s main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning. Consultation with Customer will be based on ground rules and requirements information provided in advance by the Customer.

3.1.3             GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.1.4             Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

3.2                          Spares.

(i)                                  Recommended Spares Parts List (RSPL).  A customized RSPL, data and documents will be provided to identify spare parts required for Customer’s support program.

(ii)                              Illustrated Parts Catalog (IPC).  A customized IPC in accordance with ATA 100 will be provided.

(iii)                          Provisioning Training.  Provisioning training will be provided for Customer’s personnel at Boeing’s facilities, where documentation and technical expertise are available.  Training is focused on the initial provisioning process and calculations reflected in the Boeing RSPL.

(iv)                          Spares Provisioning Conference.  A provisioning conference will be conducted, normally at Boeing’s facilities where technical data and personnel are available.

4.                                   Technical Data and Documents.

The following will be provided in mutually agreed formats and quantities:

4.1                          Flight Operations.

Airplane Flight Manual

Flight Crew Operations Manual

Quick Reference Handbook

Weight and Balance Manual Chapter 1 Control and Loading

Dispatch Deviation Guide

Flight Crew Training Manual

HAZ-PA-03791-CS1-2	CS1-2 Page 3 BOEING PROPRIETARY

Jet Transport Performance Methods

Fault Reporting Manual

FMC Supplemental Data Document

Operational Performance Software

ETOPS Guide Vol. III

4.2                          Maintenance.

Aircraft Maintenance Manual

Wiring Diagram Manual

Systems Schematics Manual

Fault Isolation Manual

Structural Repair Manual

Component Maintenance Manual

Standard Overhaul Practices Manual Chapter 20

Standard Wiring Practices Manual Chapter 20

Nondestructive Test Manual

Service Bulletins and Index

Fuel Measuring Stick Manual Document

Powerplant Buildup Manual

Combined Index

All Operators Letters

Structural Item Interim Advisory

Combined Index

Service Letters

Maintenance Tips

4.3                          Maintenance Planning.

Maintenance Planning Data Document

Maintenance Task Cards and Index

Airline Maintenance Inspection Intervals

4.4                          Spares.

Illustrated Parts Catalog

Standards Books

4.5                          Facilities and Equipment Planning.

Maintenance Facilities and Equipment Planning Document

Special Tool & Ground Handling Equipment Drawings & Index

Illustrated Tool and Equipment Manual

AirplaneRecovery Document

Airplane Characteristics for Airport Planning Document

Aircraft Rescue and Firefighting Information

Engine Ground Handling Document

ETOPS Configuration, Maintenance and Procedures for

ETOPS Guide

ETOPS Guide Vol II

HAZ-PA-03791-CS1-2	CS1-2 Page 4 BOEING PROPRIETARY

4.6                          Supplier Technical Data.

Service Bulletins

Ground Support Equipment List

Component Maintenance Manuals

Overhaul Manual/Component Maintenance Manual Index

Publications Index

Product Support Supplier Directory

Assembly Drawings (add this document)

Supplier Product Support and Assurance Agreements Documents (Vol. I & II)

Assembly Drawings

HAZ-PA-03791-CS1-2	CS1-2 Page 5 BOEING PROPRIETARY

[*],

ENGINE WARRANTY AND PATENT INDEMNITY

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit EE1

to Purchase Agreement Number PA-03791

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EE1	EE1 Page 1 BOEING PROPRIETARY

[*]

ENGINE WARRANTY AND PATENT INDEMNITY

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

1.         [*]

2.         ENGINE WARRANTY AND PRODUCT SUPPORT PLAN.

Boeing has obtained from CFM International, Inc. (or CFM International, S.A., as the case may be) (CFM) the right to extend to Customer the provisions of CFM’s warranty as set forth below (herein referred to as Warranty); subject, however, to Customer’s acceptance of the conditions set forth herein.  Accordingly, Boeing hereby extends to Customer and Customer hereby accepts the provisions of CFM’s Warranty as hereinafter set forth, and such Warranty shall apply to all CFM56-7 and CFM-LEAP-1B type Engines (including all Modules and Parts thereof) installed in the Aircraft at the time of delivery or purchased from Boeing by Customer for support of the Aircraft except that, if Customer and CFM have executed, or hereafter execute, a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the provisions of paragraphs 2.1 through 2.10 below and paragraphs 2.1 through 2.10 below shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom.  In consideration for Boeing’s extension of the CFM Warranty to Customer, Customer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 and CFM-LEAP-1B type Engines and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.  In addition, Customer hereby releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of such CFM56-7 and CFM-LEAP-1B type Engines except as otherwise expressly assumed by CFM in such CFM Warranty or General Terms Agreement between Customer and CFM and Customer hereby waives, releases and renounces all its rights in all such claims, obligations and liabilities.

2.1       Title.  CFM warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56-7 and CFM-LEAP type Engine and Products and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-EE1	EE1 Page 2 BOEING PROPRIETARY

2.2       Patents.

2.2.1   CFM shall handle all claims and defend any suit or proceeding brought against Customer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Customer.  This paragraph shall not apply to any product or any part manufactured to Customer’s design or to the aircraft manufacturer’s design.  As to such product or part, CFM assumes no liability for patent infringement.

2.2.2   CFM’s liability hereunder is conditioned upon Customer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM’s expense) for the defense of any suit.  In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (i) procure for Customer the rights to continue using said product or part; (ii) replace the same with a satisfactory and non-infringing product or part; or (iii) modify the same so it becomes satisfactory and non-infringing.  The foregoing shall constitute the sole remedy of Customer and the sole liability of CFM for patent infringement.

2.2.3   The above provisions also apply to products which are the same as those covered by this Agreement and are delivered to Customer as part of the installed equipment on CFM56-7 and CFM-LEAP-1B powered Aircraft.

2.3       Initial Warranty.  CFM warrants that CFM56-7 and CFM-LEAP-1B Engine products will conform to CFM’s applicable specifications and will be free from defects in material and workmanship prior to Customer’s initial use of such products.

2.4       Warranty Pass-On.

2.4.1   If requested by Customer and agreed to by CFM in writing, CFM will extend warranty support for Engines sold by Customer to commercial airline operators, or to other aircraft operators, owners or lessors.  Such warranty support will be limited to the New Engine Warranty, New Parts Warranty, Ultimate Life Warranty and Campaign Change Warranty and will require such operator(s) to agree in writing to be bound by and comply with all the terms and conditions, including the limitations, applicable to such warranties.

2.4.2   Any warranties set forth herein shall not be transferable to a third party, merging company or an acquiring entity of Customer, except as allowed under the conditions for assignment set forth in Letter Agreement HAZ-PA-03791-LA-1208080, Assignment of Customer’s Interest to a Subsidiary or Affiliate.

2.4.3   In the event Customer is merged with, or acquired by, another aircraft operator which has a general terms agreement with CFM, the Warranties as set forth herein shall apply to the Engines, Modules, and Parts.

2.5       New Engine Warranty.

2.5.1   CFM warrants each new Engine and Module against Failure for the initial 3000 Flight Hours as follows:

(i)                                  Parts Credit Allowance will be granted for any Failed Parts.

HAZ-PA-03791-EE1	EE1 Page 3 BOEING PROPRIETARY

(ii)                              Labor Allowance for disassembly, reassembly, test and Parts repair of any new Engine Part will be granted for replacement of Failed Parts.

(iii)                          Such Parts Credit Allowance, Test and Labor Allowance will be:  One hundred percent (100%) from new to two thousand five hundred (2,500) Flight Hours and decreasing pro rata from one hundred percent (100%) at two thousand five hundred (2,500) Flight Hours to zero percent (0%) at three thousand (3,000) Flight Hours.

2.5.2   As an alternative to the above allowances, CFM shall, upon request of Customer:

(i)                                  Arrange to have the failed Engines and Modules repaired, as appropriate, at a facility designated by CFM at no charge to Customer for the first two thousand five hundred (2,500) Flight Hours and at a charge to Customer increasing pro rata from zero percent (0%)of CFM’s repair cost at two thousand five hundred (2,500) Flight Hours to one hundred percent (100%) of such CFM repair costs at three thousand (3,000) Flight Hours.

(ii)                              Transportation to and from the designated facility shall be at Customer’s expense.

2.6       New Parts Warranty.  In addition to the warranty granted for new Engines and new Modules, CFM warrants Engine and Module Parts as follows:

2.6.1   During the first one thousand (1,000) Flight Hours for such Parts and Expendable Parts, CFM will grant one hundred percent (100%) Parts Credit Allowance or Labor Allowance for repair labor for failed Parts.

2.6.2   CFM will grant a pro rata Parts Credit Allowance for Scrapped Parts decreasing from one hundred percent (100%) at one thousand (1,000) Flight Hours Part Time to zero percent (0%) at the applicable hours designated in Table 1.

2.7       Ultimate Life Warranty.

2.7.1   CFM warrants Ultimate Life limits on the following Parts:

(i)                                  Fan and Compressor Disks/Drums

(ii)                              Fan and Compressor Shafts

(iii)                          Compressor Discharge Pressure Seal (CDP)

(iv)                          Turbine Disks

(v)                              HPT Forward and Stub Shaft

(vi)                          LPT Driving Cone

(vii)                      LPT Shaft and Stub Shaft

HAZ-PA-03791-EE1	EE1 Page 4 BOEING PROPRIETARY

2.7.2   CFM will grant a pro rata Parts Credit Allowance decreasing from one hundred percent (100%) when new to zero percent at twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles, whichever comes earlier.  Credit will be granted only when such Parts are permanently removed from service by a CFM or a U.S. and/or French Government imposed Ultimate Life limitation of less than twenty-five thousand (25,000) Flight Hours or fifteen thousand (15,000) Flight Cycles.

2.8       Campaign Change Warranty.

2.8.1   A campaign change will be declared by CFM when a new Part design introduction, Part modification, Part Inspection, or premature replacement of an Engine or Module is required by a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive.  Campaign change may also be declared for CFM Service Bulletins requesting new Part introduction no later than the next Engine or Module shop visit.  CFM will grant the following Parts Credit Allowances:

Engines and Modules

(i)                                  One hundred percent (100%) for Parts in inventory or removed from service when new or with two thousand five hundred (2,500) Flight Hours or less total Part Time.

(ii)                              Fifty percent (50%) for Parts in inventory or removed from service with over two thousand five hundred (2,500) Flight Hours since new, regardless of warranty status.

2.8.2   Labor Allowance - CFM will grant one hundred percent (100%) Labor Allowance for disassembly, reassembly, modification, testing, or Inspection of CFM supplied Engines, Modules, or Parts therefore when such action is required to comply with a mandatory time compliance CFM Service Bulletin or FAA Airworthiness Directive.  A Labor Allowance will be granted by CFM for other CFM issued Service Bulletins if so specified in such Service Bulletins.

2.8.3   Life Controlled Rotating Parts retired by Ultimate Life limits including FAA and/or EASA Airworthiness Directive, are excluded from Campaign Change Warranty.

2.9       Limitations.  THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED.  THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY.  SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING OF THE PRODUCTS OR PARTS THEREOF OR THEREFORE, AND IN NO EVENT SHALL CFM’S LIABILITY TO CUSTOMER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO CUSTOMER’S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES.

HAZ-PA-03791-EE1	EE1 Page 5 BOEING PROPRIETARY

2.10    Indemnity and Contribution.

2.10.1 IN THE EVENT CUSTOMER ASSERTS A CLAIM AGAINST A THIRD PARTY FOR DAMAGES OF THE TYPE LIMITED OR EXCLUDED IN LIMITATIONS, PARAGRAPH 2.9. ABOVE, CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM AND AGAINST ANY CLAIM BY OR LIABILITY TO SUCH THIRD PARTY FOR CONTRIBUTION OR INDEMNITY, INCLUDING COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES) INCIDENT THERETO OR INCIDENT TO ESTABLISHING SUCCESSFULLY THE RIGHT TO INDEMNIFICATION UNDER THIS PROVISION.  THIS INDEMNITY SHALL APPLY WHETHER OR NOT SUCH DAMAGES WERE OCCASIONED IN WHOLE OR IN PART BY THE FAULT OR NEGLIGENCE OF CFM, WHETHER ACTIVE, PASSIVE OR IMPUTED.

2.10.2 CUSTOMER SHALL INDEMNIFY AND HOLD CFM HARMLESS FROM ANY DAMAGE, LOSS, CLAIM, AND LIABILITY OF ANY KIND (INCLUDING EXPENSES OF LITIGATION AND ATTORNEYS’ FEES) FOR PHYSICAL INJURY TO OR DEATH OF ANY PERSON, OR FOR PROPERTY DAMAGE OF ANY TYPE, ARISING OUT OF THE ALLEGED DEFECTIVE NATURE OF ANY PRODUCT OR SERVICE FURNISHED UNDER THIS AGREEMENT, TO THE EXTENT THAT THE PAYMENTS MADE OR REQUIRED TO BE MADE BY CFM EXCEED ITS ALLOCATED SHARE OF THE TOTAL FAULT OR LEGAL RESPONSIBILITY OF ALL PERSONS ALLEGED TO HAVE CAUSED SUCH DAMAGE, LOSS, CLAIM, OR LIABILITY BECAUSE OF A LIMITATION OF LIABILITY ASSERTED BY CUSTOMER OR BECAUSE CUSTOMER DID NOT APPEAR IN AN ACTION BROUGHT AGAINST CFM.  CUSTOMER’S OBLIGATION TO INDEMNIFY CFM HEREUNDER SHALL BE APPLICABLE AT SUCH TIME AS CFM IS REQUIRED TO MAKE PAYMENT PURSUANT TO A FINAL JUDGEMENT IN AN ACTION OR PROCEEDING IN WHICH CFM WAS A PARTY, PERSONALLY APPEARED, AND HAD THE OPPORTUNITY TO DEFEND ITSELF.  THIS INDEMNITY SHALL APPLY WHETHER OR NOT CUSTOMER’S LIABILITY IS OTHERWISE LIMITED.

HAZ-PA-03791-EE1	EE1 Page 6 BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Supplemental Exhibit SLP1

to Purchase Agreement Number PA-03791

HAZ-PA-03791-SLP1	SLP1 Page 1

BOEING PROPRIETARY

SERVICE LIFE POLICY COMPONENTS

relating to

BOEING MODEL 737-8 and 737-9 AIRCRAFT

This is the listing of SLP Components for the Aircraft which relate to Part 3, Boeing Service Life Policy of Exhibit C, Product Assurance Document to the AGTA and is a part of Purchase Agreement No. PA-03791.

1.         Wing.

(i)	Upper and lower wing skins and stiffeners between the forward and rear wing spars.

(ii)	Wing spar webs, chords and stiffeners.

(iii)	Inspar wing ribs.

(iv)	Inspar splice plates and fittings.

(v)	Main landing gear support structure.

(vi)	Wing center section lower beams, spanwise beams and floor beams, but not the seat tracks attached to floor beams.

(vii)	Wing-to-body structural attachments.

(viii)	Engine strut support fittings attached directly to wing primary structure.

(ix)	Support structure in the wing for spoilers and spoiler actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

(x)	Trailing edge flap tracks and carriages.

(xi)	Aileron leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.         Body.

(i)

External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

HAZ-PA-03791-SLP1	SLP1 Page 2

BOEING PROPRIETARY

(ii)	Window and windshield structure but excluding the windows and windshields.

(iii)

Fixed attachment structure of the passenger doors, cargo doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

(iv)	Nose wheel well structure, including the wheel well walls, pressure deck, bulkheads, and gear support structure.

(v)	Main gear wheel well structure including pressure deck and landing gear beam support structure.

(vi)	Floor beams and support posts in the control cab and passenger cabin area, but excluding seat tracks.

(vii)	Forward and aft pressure bulkheads.

(viii)	Keel structure between the wing front spar bulkhead and the main gear wheel well aft bulkhead including splices.

(ix)

Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

(x)	Support structure in the body for the stabilizer pivot and stabilizer screw.

3.         Vertical Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front, rear and auxiliary spar chords, webs and stiffeners and attachment fittings.

(iii)	Inspar ribs.

(iv)	Rudder hinges and supporting ribs, excluding bearings.

(v)	Support structure in the vertical stabilizer for rudder hinges, reaction links and actuators.

(vi)	Rudder internal, fixed attachment and actuator support structure.

HAZ-PA-03791-SLP1	SLP1 Page 3

BOEING PROPRIETARY

4.         Horizontal Stabilizer.

(i)	External skins between front and rear spars.

(ii)	Front and rear spar chords, webs and stiffeners.

(iii)	Inspar ribs.

(iv)	Stabilizer center section including hinge and screw support structure.

(v)	Support structure in the horizontal stabilizer for the elevator hinges, reaction links and actuators.

(vi)	Elevator internal, fixed attachment and actuator support structure.

5.         Engine Strut.

(i)	Strut external surface skin and doublers and stiffeners.

(ii)	Internal strut chords, frames and bulkheads.

(iii)	Strut to wing fittings and diagonal brace.

(iv)	Engine mount support fittings attached directly to strut structure and including the engine-mounted support fittings.

6.         Main Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Upper and lower side struts, including spindles, universals and reaction links.

(iv)	Drag strut.

(v)	Orifice support tube.

(vi)	Downlock links including spindles and universals.

(vii)	Torsion links.

(viii)	Bell crank.

(ix)	Trunnion link.

(x)	Actuator beam, support link and beam arm.

7.         Nose Landing Gear.

(i)	Outer cylinder.

(ii)	Inner cylinder, including axles.

(iii)	Orifice support tube.

(iv)	Upper and lower drag strut, including lock links.

HAZ-PA-03791-SLP1	SLP1 Page 4

BOEING PROPRIETARY

(v)	Steering plates and steering collars.

(vi)	Torsion links.

NOTE:                                         The Service Life Policy does not cover any bearings, bolts, bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the SLP Components.

HAZ-PA-03791-SLP1	SLP1 Page 5

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208077

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	AGTA Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement and the Aircraft General Terms Agreement HAZ-AGTA between Boeing and Customer dated September 30, 2010 (AGTA).

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208077
AGTA Matters	Page 1

BOEING PROPRIETARY

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   [*]

7.                                   [*]

8.                                   [*]

[*]

9.                                   [*]

10.                          [*]

11.                          [*]

12.                          [*]

13.                          [*]

14.                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208077
AGTA Matters	Page 2
BOEING PROPRIETARY

15.                          Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft to a commercial operator and cannot be assigned in whole or, in part.

16.                          Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer will limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 16) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 16.  Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-1208077
AGTA Matters	Page 3
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208077
AGTA Matters	Page 4
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208078

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.                                   Deferred Advance Payment Schedule.

1.1                          Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

HAZ-PA-03791-LA-1208078
Advance Payment Matters	Page 1

BOEING PROPRIETARY

[*]	[*]

[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

1.2                          [*]

2.                                   [*]

3.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208078
Advance Payment Matters	Page 2

BOEING PROPRIETARY

4.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208078
Advance Payment Matters	Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208079

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*]

1.                               [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079
[*]	Page 1

BOEING PROPRIETARY

2.         [*]

3.         [*]

4.         [*]

5.         [*]

6.         Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

7.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079
[*]	Page 2

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208079
[*]	Page 3

BOEING PROPRIETARY

Airframe Model/MTOW:	737-8	175900 pounds	Detail Specification: D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFM-LEAP-[*]	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	At Signing	24 Mos.	21/18/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	Price Per A/P	[*]	[*]	[*]	[*]
[*] 2018	14	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	19	[*]	[*]	[*]	[*]	[*]	[*]
[*]	15	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022	1	[*]	[*]	[*]	[*]	[*]	[*]
Total:	49

[*]

*[*]

Airframe Model/MTOW:	737-9	188000 pounds	Detail Specification: D019A001-TBD (10/27/2011)
Engine Model/Thrust:	CFM-LEAP-[*]	0 pounds	Airframe Price Base Year/Escalation Formula:	Jul-11	ECI-MFG/CPI
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	[*]	[*]	[*]	[*]	[*]
[*] 2018	0	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]	5	[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022	5	[*]	[*]	[*]	[*]	[*]	[*]
Total:	11

[*]

*[*]

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification: D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-[*]	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]	[*]
Airframe Price:	[*]	[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]	[*]
Optional Features:	[*]	[*]
Sub-Total of Airframe and Features:	[*]	[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):	[*]	[*]	Base Year Index (ECI):	[*]	[*]
Aircraft Basic Price (Excluding BFE/SPE):	[*]	[*]	Base Year Index (CPI):	[*]	[*]
Buyer Furnished Equipment (BFE) Estimate:	[*]	[*]
Seller Purchased Equipment (SPE) Estimate:	[*]	[*]
[*]
Refundable Deposit/Aircraft at Proposal Accept:	[*]	[*]

		Manufacturer	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		[*]	[*]	[*]	[*]	[*]
[*] 2018		43294	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]		43295	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43296	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43297	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43298	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]

		Manufacturer	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		[*]	[*]	[*]	[*]	[*]
[*]		43299 43300*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43301 43328	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43302 43303	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43304* 43316	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43305 43306	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43307 43315	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43308* 43309	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43310 43313*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]

		Manufacturer	Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)		[*]	[*]	[*]	[*]	[*]
[*]		43311 43312	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43317* 43318 43319	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43320 43321	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43323 43324 43345*	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]		43325 43327*	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]		43347 43329* 43330	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]		43331 43332*	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]		43335 43334	[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]
[*]			[*]		[*]	[*]	[*]	[*]	[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	[*]	[*]	[*]	[*]	[*]
[*]		43338 43336	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43340* 43341	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43342 43343 43344*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43349 43350 43351*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43352 43354	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43355* 43357	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43358* 43359	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43361 43362 43377	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	[*]	[*]	[*]	[*]	[*]
[*]		43363 43364 43378	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43366 43367*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43368 43369 43370*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43372 43373	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43375 43376*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43380	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43382	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43383 43384*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]

		Manufacturer	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor	[*]	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	[*]	[*]	[*]	[*]	[*]
[*]		43386*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43387*	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43388	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43390	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*]		43392	[*]	[*]	[*]	[*]	[*]	[*]
[*]			[*]	[*]	[*]	[*]	[*]	[*]
[*] 2022			[*]	[*]	[*]	[*]	[*]	[*]
Total:	80

[*]

*[*]

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208080

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Assignment of Customer’s Interest to a Subsidiary or Affiliate

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The terms of this Letter Agreement will prevail in the event of any conflict between this Letter Agreement and any provision in the Purchase Agreement.

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208080
Assignment of Customer’s Interest to a Subsidiary or Affiliate	Page 1
BOEING PROPRIETARY

2.                                   [*]

3.                                   Assignment.

This Letter Agreement is provided as an accommodation to Customer in consideration of its relationship with Boeing, and cannot be assigned in whole or in part.

4.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b) employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208080
Assignment of Customer’s Interest to a Subsidiary or Affiliate	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208080
Assignment of Customer’s Interest to a Subsidiary or Affiliate	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208081

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Other Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                 [*]

[*]

2.                                 [*]

2.1                          [*]

2.2                          [*]

2.3                          [*]

3.                                 [*]

4.                                 [*]

5.                                 [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208081
Other Matters	Page 1
BOEING PROPRIETARY

6.                                 Exhibit B, Article 1.2.2, Certificate of Sanitary Construction.

[*], Boeing agrees to use reasonable efforts to obtain a Certificate of Sanitary Construction for Customer’s non U.S. registered aircraft. It is understood by Customer that the Certificate of Sanitary Construction is issued by the U.S. public health service and Boeing may not be able to obtain a certificate if the U.S. health service is not willing to provide for a non-U.S. registered aircraft.

7.                                 Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

8.                                 Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208081
Other Matters	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208081
Other Matters	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208082

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Demonstration Flight Waiver

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Correction Costs:  Customer's direct labor costs and the cost of any material required to correct a Flight Discrepancy where direct labor costs are equal to the Warranty Labor Rate in effect between the parties at the time such labor is expended.

Flight Discrepancy:  A failure or malfunction of an Aircraft, or the accessories, equipment or parts installed on the Aircraft which results from a defect in the Aircraft, Boeing Product, engine or Supplier Product or a nonconformance to the Detail Specification for the Aircraft.

The AGTA provides that each aircraft will be test flown prior to delivery for the purpose of demonstrating the functioning of such Aircraft and its equipment to Customer; however, Customer may elect to waive this test flight.  For each test flight waived, Boeing agrees to provide Customer [*].

Further, Boeing agrees to reimburse Customer for any Correction Costs incurred as a result of the discovery of a Flight Discrepancy during the first flight of the aircraft by Customer following delivery to the extent such Correction Costs are not covered under a warranty provided by Boeing, the engine manufacturer or any of Boeing’s suppliers.

Should a Flight Discrepancy be detected by Customer which requires the return of the Aircraft to Boeing's facilities at Seattle, Washington, so that Boeing may correct such Flight Discrepancy, Boeing and Customer agree that title to and risk of loss of

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208082
Demonstration Flight Waiver	Page 1
BOEING PROPRIETARY

such Aircraft will remain with Customer.  In addition, it is agreed that Boeing will have responsibility for the Aircraft while it is on the ground at Boeing's facilities in Seattle, Washington, as is chargeable by law to a bailee for mutual benefit, but Boeing shall not be liable for loss of use.

To be reimbursed for Correction Costs, Customer shall submit a written itemized statement describing any flight discrepancies and indicating the Correction Cost incurred by Customer for each discrepancy.  This request must be submitted to Boeing’s Contracts Regional Director at Renton, Washington, within [*] after the first flight by Customer.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208082
Demonstration Flight Waiver	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208083

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   [*]

6.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

7.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083
[*]	Page 1
BOEING PROPRIETARY

employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083
[*]	Page 2
BOEING PROPRIETARY

Attachment A to Letter Agreement HAZ-PA-03791-LA-1208083

[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083
[*]	Attachment A Page 1

BOEING PROPRIETARY

Attachment B to Letter Agreement HAZ-PA-03791-LA-1208083

[*]	[*]
[*]	[*]
[*]	[*]

[*]

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083
[*]	Attachment B Page 1

BOEING PROPRIETARY

[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083
[*]	Attachment B Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208084

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Leasing Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

It is understood that Customer intends to lease the Aircraft to a third party or parties (Lessee or Lessees) and that such Lessees will be in the commercial airline business as an operator of aircraft.  This Letter Agreement relates to certain services that Boeing will provide to such Lessees.

1.            Lease of Aircraft Prior to Delivery.

In most cases, leases will be entered into prior to delivery of the Aircraft to be leased.  The parties understand that provisions related to lease of an Aircraft and assignment of Purchase Agreement rights related thereto are contained in Article 9 of the AGTA.

2.            Identification of Lessee(s).

2.1         At the time of execution of the Purchase Agreement, Customer has not identified Lessees to Boeing for any of the Aircraft.  Customer agrees to give Boeing written notice as soon as reasonably practicable (preferably fourteen (14) or more months prior to the month during which a particular Aircraft is scheduled for delivery) of the name and address of the applicable Lessee, the month of Aircraft delivery, the desired country of registration, and the manufacturer’s serial number.  If a configuration for the Aircraft identified for a Lessee has not been defined by twelve (12) months prior to the scheduled month of delivery, then Boeing reserves the right to implement such Aircraft into production in the Customer’s baseline configuration set forth in Exhibit A to the Purchase Agreement.

2.2         Promptly after such notification for other than U.S. registered aircraft, Boeing will give Customer written notice as to whether such Aircraft can be delivered no

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 1
BOEING PROPRIETARY

later than its contract delivery month and in a configuration such that an Export Certificate of Airworthiness can be obtained for the desired country of registry requested.

2.3         In the event Boeing determines that obtaining such requested Export Certificate of Airworthiness would result in delivery of such Aircraft later than its contract delivery month, the Aircraft will be certified with a Standard Airworthiness Certificate and Customer will, upon tender of delivery of the Aircraft in accordance with the Purchase Agreement, accept delivery of such Aircraft with such Standard Airworthiness Certificate. [*]

3.            [*]

4.            Customer Support.

4.1         It is recognized by Boeing that the Lessees to be identified under paragraph 2 above may have different requirements with regard to training, services and Materials applicable to the Aircraft.  For the purpose of this Letter Agreement, and in order to determine the applicability of either Supplemental Exhibit CS1-1, CS1-2 or CS1-3 (and Parts thereof) to each of the Lessees, the Customer Support categories listed below will apply.  Applicability of these categories will be at the sole discretion of Boeing and may be modified by Boeing to meet the specific circumstances of the Lessee.

(i)           Category 1 is for a new model introduction into the Lessee’s fleet. The Lessee does not operate and is not scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

(ii)          Category 2 is for a major sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an aircraft that is in the same model family as the Aircraft prior to delivery of Customer’s Aircraft to the Lessee and is not determined to be Category 3.

(iii)         Category 3 is for a minor sub-model differences introduction into the Lessee’s fleet. The Lessee operates or is scheduled to accept delivery of an

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 2
BOEING PROPRIETARY

aircraft that is the same sub-model or a sub-model with minor variation from the Aircraft prior to delivery of Customer’s Aircraft to the Lessee.

4.1.1    After Customer identifies the Lessee of an Aircraft to Boeing, Boeing will promptly give written notice to Customer of the Customer Support category and which Customer Support Document (Supplemental Exhibit CS1-1, CS1-2 or CS1-3) in the Purchase Agreement is applicable to such Lessee.  For avoidance of doubt, Boeing will be obligated to provide only one Customer Support Document package (CS1-1, CS1-2 or CS1-3) to any Lessee.

4.1.2    Boeing will provide the training, services and Materials set forth in Supplemental Exhibit CS1-1, CS1-2 or CS1-3 to the Purchase Agreement under the terms, conditions and provisions thereof to Lessees in Categories 1, 2 or 3 respectively; provided, that such Lessees are the initial Lessees of the Aircraft.

4.2         [*]

4.3         Prior to the provision of any training, services and Materials, Customer and Lessee will enter into a partial assignment of certain rights and duties under the Purchase Agreement containing terms and conditions based on the form of Attachment A to this Letter Agreement.  Such partial assignment will relate only to training, services and Materials, will not assign warranty or other rights under the Purchase Agreement, which will be reserved until delivery and assigned at that time, and will be subject to Boeing’s consent pursuant to the provisions of Article 9 of the AGTA.  Notwithstanding the assignment described herein, Customer acknowledges that it remains responsible for performance of all the terms and conditions of the Purchase Agreement.  In addition, Customer will require Lessee to provide the protections described in Article 8 of the AGTA.  Customer expressly agrees that Boeing’s providing all or part of the training, services and Materials prior to receipt of the insurance certificate described in Article 8 of the AGTA or other evidence of Lessee’s compliance with the provisions of Article 8 of the AGTA, will not release Customer from any obligations described herein.

5.            Spare Parts.

It is understood that the Lessee of each Aircraft will require spare parts to support operations of the Aircraft.  At the time Lessee is identified as provided in paragraph 2, above, Customer will confirm whether Lessee has a Customer Services General Terms Agreement (CSGTA) with Boeing, and, if not, advise Lessee of the requirement to enter into a CSGTA and spares provisioning agreements with Boeing in a timely manner in order to provision for spare parts.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 3
BOEING PROPRIETARY

6.            Schedule Requirements.

In the event of late notification by Customer of the identity of the Lessee as required by paragraph 2 above, Boeing’s ability to schedule and provide the training, services and Materials and initial provisioning of spare parts to support a Lessee’s operation of the Aircraft may be subject to subcontracting of such support services to third parties or to severe curtailment of such training, services and Material if such subcontracting is not practicable; [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 4
BOEING PROPRIETARY

7.            [*]

8.            Assignment of Additional Rights at Delivery.

At the time of delivery by Boeing of any Aircraft to Customer and Customer’s re-delivery of an Aircraft to an initial Lessee, Customer and Lessee will enter into an assignment of the remaining rights and duties under the Purchase Agreement (including warranty rights), pursuant to the provisions of Article 9 of the AGTA.

9.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208084
Leasing Matters	Page 6
BOEING PROPRIETARY

ATTACHMENT A

EXPLANATION & INSTRUCTIONS:

The Partial Assignment of Rights form which follows as Attachment A must be executed prior to the provision of the training, services and Materials described in the applicable Supplemental Exhibit (Customer Support Document) to the Purchase Agreement.  It assigns only rights described in such document and does not assign warranty or other rights under the Purchase Agreement, which are reserved until delivery and are assigned at that time.

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 1
BOEING PROPRIETARY

Boeing Commercial Airplanes

P.O. Box 3707

Seattle, Washington 98124-2207

Attention:	Vice President - Contracts
Mail Stop 75-38

Subject:	Partial Assignment of Rights - Air Lease Corporation as Lessor and ________________________ as Lessee of Model 737-8 or 737-9 Aircraft

Gentlemen:

In connection with the lease by Air Lease Corporation (Customer) to ________________________ (Lessee) of a Boeing aircraft (more fully described below), reference is made to the following documents:

(i)           Purchase Agreement No. PA-03791 dated as of __________, 20_____, between The Boeing Company (Boeing) and Customer, as amended and supplemented (Purchase Agreement), under which Customer purchased Boeing Model 737-8 aircraft or 737-9 aircraft, including certain aircraft which have been designated for lease to Lessee (Aircraft).

(ii)          Aircraft General Terms Agreement No. HAZ-AGTA dated as of __________, 20_____, between Boeing and Customer, as amended and supplemented (AGTA), which defines terms and conditions referenced in the Purchase Agreement.

(iii)         + dated as of __________, 20_____ between Customer and Lessee relating to the lease of the Aircraft (Lease).

Pursuant to the Lease, Customer has agreed to lease the Aircraft to Lessee.  Included in such Lease is the transfer to Lessee of certain rights to receive training, support and services, and other things related to the Aircraft under the provisions of Supplemental Exhibit CS1  (Customer Support Document) to the Purchase Agreement.  In order to accomplish such transfer of such rights, as authorized by the provisions of Article 9 of the AGTA, the parties agree as follows:

1.            Lessee’s Agreement to be Bound.

In consideration of Boeing’s acknowledgment of this notice, Lessee, its successors and permitted assigns, hereby agree to be bound by and comply with all applicable terms, conditions, and limitations of the Purchase Agreement including,

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 2
BOEING PROPRIETARY

without limitation, the exclusion of liability, disclaimer, and insurance provisions of the AGTA as incorporated into the Purchase Agreement.

2.            Lessee’s Insurance.

Boeing’s obligation to provide the training, services and Materials to Lessee is conditioned on the receipt by Boeing of evidence of compliance by Lessee with the insurance requirements set forth in Article 8.2 of the AGTA, prior to the provision of such training, services and Materials.

3.            Continuing Lessor Rights and Obligations.

Customer reserves to itself all rights, claims and interests it may have under the Purchase Agreement not expressly assigned to Lessee hereunder and Customer acknowledges that it remains responsible to perform all of the terms and conditions of the Purchase Agreement, including without limitation responsibility (i) for any payments due Boeing with respect to the Aircraft under Article 3 (Price) and Article 4 (Payment) of the Purchase Agreement and any Spare Parts or Leased Parts for the Aircraft ordered by Customer under Customer’s CSGTA, and (ii) for the risk protections specified in Article 8 of the AGTA.

4.            Appointment of Lessee.

Customer hereby assigns to Lessee the sole authority to exercise all rights and powers of Customer with respect to the training, services and Materials under the Customer Support Document to the Purchase Agreement.  Such authorization will continue until Boeing will have received from Customer written notice to the contrary addressed to Boeing’s Vice President - Contracts, P.O. Box 3707, Seattle, Washington 98124-2207 (by courier: 1901 Oakesdale Avenue SW, Renton, WA 98055).  Until Boeing will have received such notice, Boeing will be entitled to deal exclusively and solely with Lessee with respect to the training, services and Materials and with respect to the rights, powers, duties or obligations under the Customer Support Document to the Purchase Agreement, and all actions taken by Lessee or agreements entered into by Lessee with respect to such training, services and Materials during the period prior to Boeing’s receipt of such notice will be final and binding upon Customer.

5.            Modification, Revision or Substitution of Training, Services and Materials.

Customer and Lessee agree that the appointment of Lessee set forth in paragraph 4 herein includes the authority, with Boeing’s agreement, to modify, revise or substitute the form, type, and scope of the training, services and Materials; provided however, that such modification, revision or substitution does not create any additional financial obligation by Customer to Boeing.  It is further understood and agreed that the provisions of this assignment (including but not limited to matters of exclusion of liability, disclaimer, and insurance) will apply to the provision by Boeing of such modified, revised or substituted training, services and Materials to the same extent as if they were specifically described in the Purchase Agreement.

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 3
BOEING PROPRIETARY

6.            [*]

7.            Boeing Rights and Obligations.

Customer and Lessee confirm expressly for the benefit of Boeing that nothing in this assignment will (i) subject Boeing to any obligation or liability to which it would not otherwise be subject under the Purchase Agreement or limit, restrict, or change in any respect Boeing’s rights, representations, warranties, indemnities or other agreements thereunder, except as otherwise expressly provided herein, (ii) limit any rights of set-off Boeing may have under applicable law, or (iii) require Boeing to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefore as provided in the Purchase Agreement.

8.            Signing in Counterparts.

This assignment may be signed by the parties hereto in separate counterparts, each of which when executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

9.            GOVERNING LAW.

THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF THE STATE OF WASHINGTON, U.S.A., INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND EXCLUSIVE OF WASHINGTON’S CONFLICTS OF LAWS RULES.

9.                                   Lessee Acceptance.

Lessee hereby accepts the authorizations set forth in paragraphs 4 and 5 herein.

We request that Boeing, upon receipt of this letter, acknowledge receipt thereof and confirm the transfer of rights under the Purchase Agreement as set forth above, by signing the acknowledgment set forth below and forwarding one copy of this letter, so acknowledged, to each of the undersigned.

IN WITNESS WHEREOF, the parties hereto have caused this Partial Assignment of Rights agreement to be duly executed as of the dates written below.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 4
BOEING PROPRIETARY

Very truly yours,

+[NAME OF LESSOR]

By

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	, 20+

+[NAME OF LESSEE]

By

Its

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 5
BOEING PROPRIETARY

Boeing Acknowledgment

Receipt of the above letter acknowledged and transfer of rights under the Purchase Agreement with respect to the Aircraft as described above confirmed, effective as of the date indicated below:

THE BOEING COMPANY

By

Its	Attorney-In-Fact

Date:	, 20+

HAZ-PA-03791-LA-1208084	Attachment A
Leasing Matters		Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208085

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Liquidated Damages – Non-Excusable Delay

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

Non-Excusable Delay:  Delay in delivery of any Aircraft beyond the last day of the delivery month (Scheduled Delivery Month) established in the Purchase Agreement by any cause that is not an Excusable Delay pursuant to Article 7 of the AGTA and for which Customer is  otherwise entitled to a remedy from Boeing pursuant to applicable law.

1.        Liquidated Damages.

Boeing agrees to pay Customer liquidated damages for each day of Non-Excusable Delay in excess of [*] (collectively the Non-Excusable Delay Payment Period) at a rate of [*] per 737-8 Aircraft and [*] per 737-9 Aircraft not to exceed an aggregate sum of [*] per 737-8 Aircraft and [*] per 737-9 Aircraft (Liquidated Damages).  Liquidated Damages shall be payable at (i) [*] or, (ii) [*].

2.        [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208085
Liquidated Damages Non-Excusable Delay	Page 1
BOEING PROPRIETARY

3.        [*]

4.        [*]

5.        Exclusive Remedies.

[*] are Customer’s exclusive remedies for a Non-Excusable Delay and are in lieu of all other damages, claims, and remedies of Customer arising at law or otherwise for any Non-Excusable Delay in the Aircraft delivery.  Customer hereby waives and renounces all other claims and remedies arising at law or otherwise for any such Non-Excusable Delay.

6.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

7.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

HAZ-PA-03791-LA-1208085
Liquidated Damages Non-Excusable Delay	Page 2
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208085
Liquidated Damages Non-Excusable Delay	Page 3
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208086

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Loading of Customer Software

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.            Customer or Customer’s Lessee may request Boeing to install software owned by or licensed to Customer or Customer’s Lessee (Software) in the following systems in the Aircraft:  (i) aircraft communications addressing and reporting system (ACARS), (ii) digital flight data acquisition unit (DFDAU), (iii) flight management system (FMS), (iv) cabin management system (CMS), (v) engine indication and crew alerting system (EICAS), (vi) airplane information management system (AIMS), (vii) satellite communications system (SATCOM), and (viii) In-Flight Entertainment (IFE).

2.            For all Software described in paragraph 1, above, other than Software to be installed in SATCOM and IFE, the Software is not part of the configuration of the Aircraft certified by the FAA and therefore cannot be installed prior to delivery.  If requested by Customer or Customer’s Lessee, Boeing will install such Software after the transfer to Customer of title to the Aircraft, but before fly away.

3.            The SATCOM Software is part of the configuration of the Aircraft and included in the type design.  If requested by Customer or Customer’s Lessee, Boeing will install the SATCOM Software prior to transfer to Customer of title to the Aircraft.

4.            For IFE Software, if requested by Customer or Customer’s Lessee, Boeing will make the Aircraft accessible to Customer, Customer’s Lessee and Customer or Customer’s Lessees’ IFE Software supplier so that the supplier can install the Software after delivery of the Aircraft, but before fly away.

5.            All Software which is installed by Boeing other than the SATCOM Software will be subject to the following conditions:

HAZ-PA-03791-LA-1208086
Loading of Customer Software	Page 1
BOEING PROPRIETARY

(i)

Customer and Boeing agree that the Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 3.10, 10 and 11 of Exhibit A, Buyer Furnished Equipment Provisions Document, to the AGTA and such articles apply to the installation of the Software.

(ii)	Customer and Boeing further agree that the installation of the Software is a service under Exhibit B, Customer Support Document, to the AGTA.

(iii)

Boeing makes no warranty as to the performance of such installation and Article 11 of Part 2 of Exhibit C of the AGTA, Disclaimer and Release; Exclusion of Liabilities and Article 8.2, Insurance, of the AGTA apply to the installation of the Software.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208086
Loading of Customer Software	Page 2
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208087

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Open Matters for 737-8 and 737-9 Aircraft

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined.  In consideration, Boeing and Customer agree to work together as the 737 MAX program develops as follows:

1.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 1
BOEING PROPRIETARY

2.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 2
BOEING PROPRIETARY

3.            [*]

4.            Aircraft Configuration.

4.1         The initial configuration of Customer’s Model 737-8 Aircraft and Customer’s Model 737-9 Aircraft has been defined by Boeing Model 737-8 and Boeing Model 737-9 basic specification D019A007, Revision A, dated February 3, 2012 (Initial Configuration).  Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

4.1.1    No later than [*] prior to the first Aircraft’s scheduled delivery, Boeing and Customer will discuss potential optional features.

4.1.2    Within [*] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

4.1.3    Customer will then have [*] to accept or reject the optional features.

4.1.4    Within [*] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

4.1.4.1                Changes applicable to the basic Model 737-8 and 737-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

4.1.4.2                Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

4.1.4.3                Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

4.1.4.4                Changes to the Optional Features Prices and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes.  [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 3
BOEING PROPRIETARY

4.2         The configuration for the 737-9 Aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks, because such installation may delay delivery of the 737-9 Aircraft by up to three months.

5.            Customer Support Variables.

5.1         The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package.  Boeing intends to further refine the post delivery support package for the 737 MAX and will provide this revised package to Customer no later than  [*] prior to the first month of the scheduled [*] of the first Aircraft.  The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement and will provide the Customer, in aggregate, an overall Boeing post delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

5.2         [*]

6.            [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 4
BOEING PROPRIETARY

7.            Aircraft Software Loading.

7.1         As of the time of signing the Purchase Agreement, Boeing does not have a plan to modify the method for loading software to the Aircraft (e.g. similar to 787 e-enabling or an alternative method).

7.2         [*].

7.3         [*].

8.            Other Letter Agreements. Boeing and Customer acknowledge that as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute letter agreements addressing one or more of the following:

8.1         Software.  Additional provisions relating to software and software loading.

8.2         Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE).  Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.

8.3         Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

9.            Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 5
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208087
Open Matters for 737-8 and 737-9 Aircraft	Page 6
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208088

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:	Performance Matters

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

[*].

2.        [*]

2.1         [*]

2.2         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208088
Performance Matters	Page 1
BOEING PROPRIETARY

3.        [*]

3.1         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208088
Performance Matters	Page 2
BOEING PROPRIETARY

3.2         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208088
Performance Matters	Page 3
BOEING PROPRIETARY

4.        Duplication of Benefits.

[*]

5.        Exclusive Remedy.

[*].

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208088
Performance Matters	Page 4
BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3	, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

Attachments

A            Block Fuel Reference Level for Model 737-8 Aircraft Value Pricing

B            Block Fuel Reference Level for Model 737-9 Aircraft Value Pricing

HAZ-PA-03791-LA-1208088
Performance Matters	Page 5
BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

BLOCK FUEL REFERENCE LEVEL

FOR AIR LEASE CORPORATION  MODEL 737-8 AIRCRAFT

VALUE PRICING

SECTION                    CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         BLOCK FUEL REFERENCE LEVEL

3                                                         AIRCRAFT CONFIGURATION

4                                                         CONDITIONS

5                                                         DEMONSTRATION

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

1                                                                                       AIRCRAFT MODEL APPLICABILITY

1.1                                                                          The Block Fuel Reference Level contained in this Attachment is applicable to the 737-8 Aircraft equipped with Boeing furnished LEAP [*] engines.

1.2                                                                          The Block Fuel Reference Level is based on the performance of a 737-800 Aircraft with winglets and a maximum takeoff weight of [*] pounds, a maximum landing weight of [*] pounds, and a maximum zero fuel weight of [*] pounds, and equipped with Boeing furnished CFM56-[*] engines.

2                                                                                       BLOCK FUEL REFERENCE LEVEL

2.1.1                                                             The Block Fuel Reference Level for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below is:

Block Fuel Reference Level:           [*]

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel [*]

Takeoff and Climbout Maneuver:
Fuel [*]
Distance [*]

Approach and Landing Maneuver:
Fuel [*]

Taxi-In (shall be consumed from the reserve fuel):
Fuel [*]

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

2.1.2                                                             737-800 Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.3 is the basis for the Block Fuel Reference Level of Paragraph 2.1.1.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

2.1.3 - 737-800 Weight Summary - Air Lease Corporation
Pounds

Standard Model Specification MEW	[*]

Configuration Specification D019A001, Rev. N, Dated January 29, 2010
[*]
CFM56-7 Engines
[*]
[*]

Changes for Air Lease Corporation:
Interior Change to [*] Passengers [*]*	[*]
(Ref: LOPA - 378-2927 Rev. E) Boeing Sky Interior
[*] Maximum Taxi Weight	[*]
[*] Maximum Takeoff Weight	[*]
[*] Maximum Landing Weight	[*]
[*] Maximum Zero Fuel Weight	[*]
Video Entertainment System (Partial Provisions)	[*]
Extended Operations (ETOPS)	[*]
Standby Power - 60-Minute Capability	[*]
Heavy Duty Cargo Compartment Linings/Panels	[*]
Short Field Performance Enhancement	[*]
Winglets	[*]
Carbon Brakes	[*]
Customer Options Allowance	[*]

Air Lease Corporation Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance	[*]
(Paragraph 5.5)

Air Lease Corporation Operational Empty Weight (OEW)	[*]

Quantity	Pounds	Pounds

* Seat Weight Included:	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

[*]	[*]	[*]
[*]	[*]	[*]

2.1.4 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Passenger Portable	[*]	[*]
Crew Masks	[*]	[*]
Miscellaneous Equipment			[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts			[*]

Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew and Baggage	[*]	[*]
Cabin Crew and Baggage	[*]	[*]
Catering Allowance & Removable Inserts			[*]
Economy Class	[*]	[*]
Passenger Service Equipment	[*]		[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment			[*]
Escape Slides - Forward	[*]	[*]
Escape Slides - Aft	[*]	[*]
Life Vests - Crew and Passengers	[*]	[*]
Auto Radio Beacon (ELT)	[*]	[*]

Total Standard and Operational Items Allowance				[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

3                                                                                       AIRCRAFT CONFIGURATION

3.1                                                                          737-800 Aircraft Configuration

The Block Fuel Reference Level contained in this Attachment is based on the 737-800 Aircraft configuration as defined in the original release of Detail Specification TBD, the 737-800 Aircraft weights specified in Section 1.2 and the OEW derived in Section 2.1.3.

3.2                                                                          737-8 Aircraft Configuration

The configuration of the 737-8 Aircraft used to demonstrate performance relative to the Block Fuel Reference Level will be the delivered configuration of 737-8 Aircraft as defined in the Detail Specification TBD (hereinafter referred to as the Detail Specification) plus adjustments, if required, to reflect a configuration similar to that of the 737-800W in Section 2.1.3.

4                                                                                       CONDITIONS

4.1                                                                         The performance data of Section 2 are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                                                                         [*]

4.3                                                                         [*]

4.4                                                                         Performance, where applicable, is based on a [*] pounds per U.S. gallon.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

5                                                                                       DEMONSTRATION

5.1                                                                         Demonstration of the 737-8 Aircraft performance relative to the Block Fuel Reference Level shall be based on the conditions specified in Section 2 (other than the OEW and fixed allowances), the 737-8 Aircraft configuration of Section 3 and the conditions of Section 4 and the fixed allowances of paragraph 5.2 and the OEW established in paragraph 5.4.

5.2                                                                          For the purpose of demonstrating the performance of the 737-8 Aircraft relative to the Block Fuel Reference Level the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
Fuel	[*] Pounds
Distance	[*] Nautical Miles

Approach and Landing Maneuver:
Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds.

5.3                                                                     Demonstration of the 737-8 Aircraft performance for the climb, cruise and descent portions of the Block Fuel Reference Level commitment shall be established by calculations based on flight test data obtained from a 737-8 aircraft in a configuration similar to that defined by the Detail Specification.

5.4                                                                          The OEW used for demonstrating the 737-8 Aircraft performance relative to the Block Fuel Reference Level shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification plus adjustments to the Air Lease Corporation Manufacturers Empty Weight and Standard and Operational Items Allowance to reflect a configuration similar to that of the 737-800W shown in Section 2.1.3.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment A to Letter Agreement

No. HAZ-PA-03791-LA-1208088

5.5                                                                          The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to demonstrate performance of the 737-8 Aircraft relative to the Block Fuel Reference Level.

5.6                                                                          The demonstrated performance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

P.A. No. 3791
AERO-B-BBA4-M12-0410A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

BLOCK FUEL REFERENCE LEVEL

FOR AIR LEASE CORPORATION  MODEL 737-9 AIRCRAFT

VALUE PRICING

SECTION                                                                                                                                      CONTENTS

1                                                         AIRCRAFT MODEL APPLICABILITY

2                                                         BLOCK FUEL REFERENCE LEVEL

3                                                         AIRCRAFT CONFIGURATION

4                                                         CONDITIONS

5                                                         DEMONSTRATION

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

1                                                                                       AIRCRAFT MODEL APPLICABILITY

1.1                                                                          The Block Fuel Reference Level contained in this Attachment is applicable to the 737-9 Aircraft equipped with Boeing furnished LEAP-[*] engines.

1.2                                                                          The Block Fuel Reference Level is based on the performance of a 737-900ER Aircraft with winglets and a maximum takeoff weight of [*] pounds, a maximum landing weight of [*] pounds, and a maximum zero fuel weight of [*] pounds, and equipped with Boeing furnished CFM56-[*] engines.

2                                                                                       BLOCK FUEL REFERENCE LEVEL

2.1.1                                                             The Block Fuel Reference Level for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below is:

Block Fuel Reference Level:                                            [*]        Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.

Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.

Takeoff:	The airport altitude is sea level.

The takeoff gross weight is not limited by the airport conditions.

Maximum takeoff thrust is used for the takeoff.

The takeoff gross weight shall conform to FAA Regulations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

Climbout Maneuver:	[*]

Climb:	[*]

[*]

[*]

[*]

The temperature is standard day during climb.

Maximum climb thrust is used during climb.

[*]	[*]

[*]

[*]

[*]

[*]

[*]	[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

[*]

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.

The destination airport altitude is a sea level airport.

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

Taxi-Out:
	Fuel	[*]. Pounds

Takeoff and Climbout Maneuver:
	Fuel	[*] Pounds
	Distance	[*] Nautical Miles

Approach and Landing Maneuver:
	Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
	Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

2.1.2                                                             737-900ER Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.3 is the basis for the Block Fuel Reference Level of Paragraph 2.1.1.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

2.1.3 - 737-900ER Weight Summary - Air Lease Corporation

Pounds

Standard Model Specification MEW	[*]

Configuration Specification D019A001, Rev. N, Dated January 29, 2010
[*] Tourist Class Passengers
CFM56-7 Engines
[*]
[*]

Changes for Air Lease Corporation:
Interior Change to [*] Passengers ([*]) *	[*]
(Ref: LOPA - [*]) Boeing Sky Interior
188,200 lb (85,366 kg) Maximum Taxi Weight	[*]
Video Entertainment System (Partial Provisions)	[*]
Extended Operations (ETOPS)	[*]
Standby Power - 60-Minute Capability	[*]
Heavy Duty Cargo Compartment Linings/Panels	[*]
Centerline Overhead Stowage Compartments (3)	[*]
Winglets	[*]
Carbon Brakes	[*]
Customer Options Allowance	[*]

Air Lease Corporation Manufacturer’s Empty Weight (MEW)	[*]

Standard and Operational Items Allowance	[*]
(Paragraph 2.1.4)

Air Lease Corporation Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

* Seat Weight Included:			[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

[*]	[*]	[*]
[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

2.1.4 Standard and Operational Items Allowance

	Qty	Pounds	Pounds	Pounds

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Passenger Portable	[*]	[*]
Crew Masks	[*]	[*]
Miscellaneous Equipment			[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts			[*]

Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew and Baggage	[*]	[*]
Cabin Crew and Baggage	[*]	[*]
Catering Allowance & Removable Inserts			[*]
Economy Class	[*]	[*]
Passenger Service Equipment	[*]		[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment			[*]
Escape Slides - Forward	[*]	[*]
Escape Slides - Mid Exit	[*]	[*]
Escape Slides - Aft	[*]	[*]
Life Vests - Crew and Passengers	[*]	[*]
Auto Radio Beacon (ELT)	[*]	[*]

Total Standard and Operational Items Allowance				[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

3                             AIRCRAFT CONFIGURATION

3.1                         737-900ER Aircraft Configuration

The Block Fuel Reference Level contained in this Attachment is based on the 737-900ER Aircraft configuration as defined in the original release of Detail Specification TBD, the 737-900ER Aircraft weights specified in Section 1.2 and the OEW derived in Section 2.1.3.

3.2                         737-9 Aircraft Configuration

The configuration of the 737-9 Aircraft used to demonstrate performance relative to the Block Fuel Reference Level will be the delivered configuration of 737-9 Aircraft as defined in the Detail Specification TBD (hereinafter referred to as the Detail Specification) plus adjustments, if required, to reflect a configuration similar to that of the 737-900ERW in Section 2.1.3.

4                             CONDITIONS

4.1                         The performance data of Section 2 are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                         [*]

4.3                         [*]

4.4                         Performance, where applicable, is based on [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

5                             DEMONSTRATION

5.1                         Demonstration of the 737-9 Aircraft performance relative to the Block Fuel Reference Level shall be based on the conditions specified in Section 2 (other than the OEW and fixed allowances), the 737-9 Aircraft configuration of Section 3 and the conditions of Section 4 and the fixed allowances of paragraph 5.2 and the OEW established in paragraph 5.4.

5.2                         For the purpose of demonstrating the performance of the 737-9 Aircraft relative to the Block Fuel Reference Level the following shall be used as fixed quantities and allowances:

Taxi-Out:
Fuel	[*] Pounds

Takeoff and Climbout Maneuver:
Fuel	[*] Pounds
Distance	[*] Nautical Miles

Approach and Landing Maneuver:
Fuel	[*] Pounds

Taxi-In (shall be consumed from the reserve fuel):
Fuel	[*] Pounds

Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds.

5.3                         Demonstration of the 737-9 Aircraft performance for the climb, cruise and descent portions of the Block Fuel Reference Level commitment shall be established by calculations based on flight test data obtained from a 737-9 aircraft in a configuration similar to that defined by the Detail Specification.

5.4                         The OEW used for demonstrating the 737-9 Aircraft performance relative to the Block Fuel Reference Level shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03-60-00 of the Detail Specification plus adjustments to the Air Lease Corporation Manufacturers Empty Weight and Standard and Operational Items Allowance to reflect a configuration similar to that of the 737-900ERW shown in Section 2.1.3.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

Attachment B to Letter Agreement

No. HAZ-PA-03791-LA-1208088

5.5                         The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to demonstrate performance of the 737-9 Aircraft relative to the Block Fuel Reference Level.

5.6                         The demonstrated performance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer’s performance specification.

P.A. No. 3791
AERO-B-BBA4-M12-0411A	SS12-0219

BOEING PROPRIETARY

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208089

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     [*]

Reference:                Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

1.1                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208089

[*]	Page 1

BOEING PROPRIETARY

1.2                          [*]

1.3                          [*]

1.4                          [*]

1.5                          [*]

1.6                          [*]

1.7                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208089

[*]	Page 2

BOEING PROPRIETARY

2.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

3.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208089

[*]	Page 3

BOEING PROPRIETARY

HAZ-PA-03791-LA-1208090

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     Special Matters

Reference:                Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such 737-8 Aircraft, 737-9 Aircraft, or 737-9 [*] unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1                          Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or 737-9 [*] in an amount shown in the table immediately below for the respective Aircraft or 737-9 [*] minor model.

Basic Credit Memorandum
Model Type	U.S. Dollar Amount ([*])
737-8 Aircraft	[*]
737-9 Aircraft	[*]
737-9 [*]	[*]

1.2                          Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and 737-9 [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Aircraft and 737-9 [*] prior to delivery of each such Aircraft or 737-9 [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

the respective Aircraft or 737-9 [*] minor model.  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Leasing Credit Memorandum
Model Type	U.S. Dollar Amount ([*])
737-8 Aircraft	[*]
737-9 Aircraft	[*]
737-9 Substitute Aircraft	[*]

1.3                          [*]

1.4                          [*]

1.5                          [*]

1.6                          [*]

1.7                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

[*]

1.8                          [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

1.9                          [*]

2.                                   Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective Aircraft or 737-9 [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or 737-9 [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or 737-9 [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                                   [*]

4.                                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

The Boeing Company
P.O. Box 3707
Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208091

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:                                     AGTA Term Revisions for 737-8 and 737-9 Aircraft

Reference:                Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.         AGTA Basic Articles.

1.1.1   Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:  Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement.  (For Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR, and 777-300ER the Airframe Price includes the engine price at its basic thrust level.)

1.1.2   Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:  Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (not applicable to Models 737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 747-8, 777-200LR and 777-300ER).

1.1.3   Article 2.1.5, “Escalation Adjustment” of the basic articles of the AGTA is revised to read as follows:  Escalation Adjustment is defined as the price adjustment to the Airframe Price [*] and the Optional Features Prices resulting from the calculation using the economic price formula contained in the Airframe and Optional Features Escalation Adjustment supplemental exhibit to the applicable purchase agreement.  The price adjustment to the Engine Price for all other models of aircraft will be calculated using the economic price formula in the Engine Escalation Adjustment supplemental exhibit to the applicable purchase agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208091

AGTA Term Revisions for 737-8 and 737-9 Aircraft	Page 1

BOEING PROPRIETARY

2.         Appendices to the AGTA.

2.1       Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7/8/9 in the amount of  US$550,000,000.

3.         Exhibit C to the AGTA, “Product Assurance Document”.

3.1       Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows: for Boeing aircraft models 777F, 777-200, -300, 737-600, -700, -800, -900, -7, -8, -9, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends [*] months after Delivery.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208091

AGTA Term Revisions for 737-8 and 737-9 Aircraft	Page 2

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208092

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         [*]

2.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208092
[*]	Page 1

BOEING PROPRIETARY

3.         [*]

4.         [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208092
[*]	Page 2

BOEING PROPRIETARY

5.         [*]

6.         [*]

7.         Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208092
[*]	Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Katherine B. Gunal

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208092
[*]	Page 4

BOEING PROPRIETARY

HAZ-PA-03791-LA-1208958

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft and Model 737-9 aircraft (Aircraft).

This letter agreement (Letter Agreement) amends the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.                       [*]

2.                       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208958	Attachment 1
[*]	Page 1

BOEING PROPRIETARY

3.                       [*]

4.                       [*]

5.                       [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208958	Attachment 1
Used Aircraft Trade-In	Page 2

BOEING PROPRIETARY

6.                       [*]

7.                       [*]

8.                       [*]

9.                       Confidential Treatment

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208958	Attachment 1
Used Aircraft Trade-In	Page 3

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: July 3, 2012

AIR LEASE CORPORATION

By	Grant Levy

Its	Executive Vice President

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1208963R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft and Model 737-9 aircraft (Aircraft).

This letter agreement (Letter Agreement) cancels and supercedes Letter Agreement No. HAZ-PA-03791-LA-1208963 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                  Purchase Agreement 03791.

Customer and Boeing have reached agreement on the form of agreement for the Purchase Agreement for the Aircraft and have signed the relevant documents on June 19, 2012. The signed documents are to be held in escrow pending Customer’s board approval as contemplated in paragraph 2 below. The Purchase Agreement and the following letter agreements (Letter Agreements) will reflect the entire agreement between the parties when approved by Customer’s Board of Directors:

LA-1208077	AGTA Matters
LA-1208078	Advance Payment Matters
LA-1208079	[*]
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083	[*]
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087	Open Matters for 737-8 and 737-9 Aircraft
LA-1208088	Performance Matters
LA-1208089	[*]
LA-1208090	Special Matters

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208963R1
[*]	Page 1

BOEING PROPRIETARY

LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
LA-1208963	[*]
LA-1209052	[*]

2.                                   [*]

3.                                   [*]

4.                                   [*]

5.                                   Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft and leasing the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208963R1
[*]	Page 2

BOEING PROPRIETARY

6.                                  Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208963R1
[*]	Page 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03791-LA-1209052

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 aircraft and Model 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.                                   [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1209052
[*]	Page 1

BOEING PROPRIETARY

2.                                   [*]

3.                                   Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Katherine B. Gunal

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	July 3, 2012

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1209052
[*]	Page 2

BOEING PROPRIETARY